EXHIBIT 10.3

                      EMPLOYEE STOCK COMPENSATION AGREEMENT

         This agreement ("Agreement") is made and entered into as of the day of , 2004, by and between WIEN GROUP, Inc., a New York corporation ("Issuer") and the undersigned ("Employee").

                                 R E C I T A L S

         WHEREAS, Employee and Issuer mutually desire for Issuer to compensate and reward Employee for Employee's services to Issuer and for Issuer to provide Employee with an incentive to continue employment with Issuer and to assist Issuer with its business and operations.

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties agree as follows:

         1. EMPLOYMENT COMPENSATION. Pursuant to the terms and conditions of the 2005-Employees -- Consultants Stock Compensation Plan of Wien Group, Inc. (the "Plan"), and subject to the conditions set forth in this Agreement, Issuer and Consultant hereby agree that:

                  1.1 In recognition of all Employee's past efforts to and on behalf of Issuer and as an incentive for Employee to continue employment with Issuer and to assist Issuer with its efforts, then for a period of not less than nine (9) months following the date of this Agreement, Employee shall continue to devote time and effort to Issuer, including providing assistance with the business and operations of Issuer, locating potential business opportunities for Issuer and providing other services and assistance to Issuer as may be needed, all within the guidelines established by Issuer from time to time (the "Employment Services"); and

                  1.2 Issuer shall issue to Employee and Employee shall accept from Issuer, as compensation for the Employment Services, that number of shares of Issuer's common stock which is set forth on the signature page of this Agreement (the "Shares").

         2. REGISTRATION, ISSUANCE AND DELIVERY OF SHARES. If not completed prior to the execution of this Agreement, Issuer shall register the Shares issued to Employee by filing a Form S-8 registration statement (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). At such time as the Registration Statement becomes effective, Issuer shall issue a stock certificate representing the Shares to Employee and shall deliver the stock certificate at the address specified by Employee in the delivery instructions on the signature page of this Agreement.

         3. ISSUER'S REPRESENTATIONS AND WARRANTIES. In addition to any representations or warranties provided in the Plan, Issuer hereby represents and warrants to Employee that:

                  3.1 Authority. The individual executing and delivering this agreement on Issuer's behalf has been duly authorized to do so, the signature of such individual is binding upon Issuer, and Issuer is duly organized and subsisting under the laws of the jurisdiction in which it was organized.


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                  3.2      Enforceability Issuer has duly executed and delivered
this Agreement and (subject to its execution by Employee) it constitutes a valid and binding agreement of Issuer enforceable in accordance with its terms against Issuer, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  3.3 Capitalization. Issuer has no outstanding capital stock other than common stock as of the date of this Agreement. Issuer is authorized to issue 25,000,000 shares of common stock, of which less than 4,000,000 are currently issued and outstanding. All of Issuer's outstanding shares of common stock have been duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when issued and delivered to Employee as payment for services rendered as provided by this Agreement, will be validly issued, fully paid and non- assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

         4.       MISCELLANEOUS.

                  4.1 Assignment. Neither this Agreement nor any portion hereof is transferable or assignable by Employee.

                  4.2 Execution and Delivery of Agreement. Each of the parties shall be entitled to rely on delivery by facsimile transmission of an executed copy of this Agreement by the other party, and acceptance of such facsimile copies shall create a valid and binding agreement between the parties.

                  4.3 Titles. The titles of the sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

                  4.4 Severability. The invalidity or un-enforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

                  4.5 Entire Agreement. Except for the Plan, this Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters. Provided however, that if any conflict, confusion or ambiguity exists between this Agreement and the Plan, then the Plan shall prevail.

                  4.6 Waiver and Amendment. Except as otherwise provided herein, the provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of Employee and Issuer.

                  4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  4.8 Governing Law. This Agreement is governed by and shall be construed in accordance with the internal law of the State of New York without reference to its rules as to conflicts of law.


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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above mentioned.


"ISSUER":                                   "CONSULTANT":
WIEN GROUP, INC.,
a New York corporation
                                            ------------------------------------
                                            Name of Consultant (type or print)

By:
    --------------------------------        ------------------------------------
     Stephen S. Wien,                       Signature and, if applicable, title
     Chief Executive Officer

                                            ------------------------------------
                                            Street address


                                            ------------------------------------
                                            City, state/province, country and
                                            postal code


                                            ------------------------------------
                                            Telephone


                                            ------------------------------------
                                            Social Security Number or Federal
                                            Tax I.D. Number


                                            ------------------------------------
                                            Number of Shares


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